UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

ENvue Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

969 Pruitt Ave Tyler, Texas	77569
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEED	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on July 22, 2025, in connection with the closing of the issuance and sale of the ENvue Medical,, Inc.’s (the “Company”) Series H Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”) on July 18, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series H Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designations”).

On January 30, 2026, the Company entered into that certain Amendment Agreement (the “Amendment Agreement”) with the Required Holders (as defined in the Amendment Agreement). Pursuant to the Amendment Agreement, the Required Holders agreed to amend the Certificate of Designations by filing a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Designations with the Secretary of State of the State of Delaware to remove the Floor Price (as defined in the Certificate of Designations) in consideration of the holders of the Preferred Stock exercising $2,500,000 of the Additional Investment Right (as such concept is described in the Securities Purchase Agreement by and between the Company and the holders of the Preferred Stock on July 18, 2025, and which such form of Securities Purchase Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 22, 2025).

On January 30, 2026, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware, thereby amending the Certificate of Designations. The Certificate of Amendment became effective with the Secretary of State of the State of Delaware upon filing.

The foregoing descriptions of the Amendment Agreement and the Certificate of Amendment are qualified in their entirety by reference to the full text of each such document, copies of which are filed as Exhibit 10.1 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The matters described in Item 1.01 of this Current Report on Form 8-K related to the Preferred Stock and the Certificate of Amendment are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The matters described in Item 1.01 of this Current Report on Form 8-K related to the filing of the Certificate of Amendment is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series H Convertible Preferred Stock.
10.1	Form of Amendment Agreement, dated as of January 30, 2026, by and among the Company and the holders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVUE MEDICAL, Inc.

Date: January 30, 2026	By:	/s/ Doron Besser, M.D.
	Name:	Doron Besser, M.D.
	Title:	Chief Executive Officer